UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2015

APX GROUP HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-191132-02	46-1304852
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4931 North 300 West

Provo, Utah 84604

(Address of Principal Executive Offices) (Zip Code)

(801) 377-9111

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

As previously announced, on September 30, 2015, APX Group Holdings, Inc. (the “Company” or “Vivint”) intends to present information about the Company at the Deutsche Bank 23rd Annual Leveraged Finance Conference being held at The Phoenician in Scottsdale, Arizona. Vivint will present at approximately 1:35 p.m. Pacific time. The presentation will include, among other things, certain preliminary unaudited financial results for the Company’s quarter ending September 30, 2015. For the quarter ending September 30, 2015, the Company’s net loss is estimated to be between $91 million and $94 million, and Adjusted EBITDA is estimated to be between $100 million and $103 million. The Company’s written presentation materials, which contain a reconciliation of Adjusted EBITDA to net loss, the most directly comparable financial measure calculated and presented in accordance with GAAP, are attached hereto as Exhibit 99.1 and are posted on the Company’s investor relations website at investors.vivint.com. The presentation materials contain statements intended as “forward-looking statements,” all of which are subject to the cautionary statement about forward-looking statements set forth herein and therein.

The selected preliminary financial data in this Current Report on Form 8-K, including the presentation materials furnished as Exhibit 99.1 to this report has been prepared by, and is the responsibility of, the management of the Company. The information and estimates have not been compiled or examined by the Company’s independent auditors and are subject to revision as the Company prepares its financial statements as of and for the quarter ending September 30, 2015. Because the Company has not completed its normal quarterly closing, review and procedures for the quarter ending September 30, 2015, and subsequent events may occur that require adjustments to these results, there can be no assurance that the final results for the quarter ending September 30, 2015 will not differ materially from these estimates. These estimates should not be viewed as a substitute for financial statements prepared in accordance with U.S. GAAP or as a measure of performance. In addition, these estimated results for the quarter ending September 30, 2015 are not necessarily indicative of the results to be achieved for any future period.

The information being furnished pursuant to this Current Report on Form 8-K shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

In addition, this Current Report on Form 8-K, including the presentation slides furnished as Exhibit 99.1 to this report include forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements with respect to certain preliminary unaudited financial results for the Company’s quarter ending September 30, 2015, which are subject to finalization and contingencies associated with the Company’s quarterly financial and accounting procedures. These statements are based on the beliefs and assumptions of management. Although the Company believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, the Company cannot assure you that it will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning the Company’s possible or assumed future actions, business strategies, events or results of operations, are forward-looking statements. These statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or similar expressions.

Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that the following important factors, among others, could affect the Company’s future results and could cause those results or other outcomes to differ materially from those expressed or implied in the Company’s forward-looking statements:

•	risks of the security and smart home automation industry, including risks of and publicity surrounding the sales, subscriber origination and retention process;

•	the highly competitive nature of the security and home automation industry and product introductions and promotional activity by the Company’s competitors;

•	litigation, complaints or adverse publicity;

•	the impact of changes in consumer spending patterns, consumer preferences, local, regional, and national economic conditions, crime, weather, demographic trends and employee availability;

•	adverse publicity and product liability claims;

•	increases and/or decreases in utility and other energy costs, increased costs related to utility or governmental requirements; and

•	cost increases or shortages in security and home automation technology products or components.

In addition, the origination and retention of new subscribers will depend on various factors, including, but not limited to, market availability, subscriber interest, the availability of suitable components, the negotiation of acceptable contract terms with subscribers, local permitting, licensing and regulatory compliance, and the Company’s ability to manage anticipated expansion and to hire, train and retain personnel, the financial viability of subscribers and general economic conditions.

These and other factors that could cause actual results to differ from those implied by the forward-looking statements in this Current Report on Form 8-K, including the presentation slides furnished as Exhibit 99.1 to this report are more fully described in the “Risk Factors” section of the Company’s annual report on form 10-K and subsequent amendment on form 10-K/A for the year ended December 31, 2014, filed with the Securities Exchange Commission (SEC), as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are available on the SEC’s website at www.sec.gov. The risks described in “Risk Factors” are not exhaustive. New risk factors emerge from time to time and it is not possible for us to predict all such risk factors, nor can we assess the impact of all such risk factors on the Company’s business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. The Company undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	APX Group Holdings, Inc. Presentation Materials dated September 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APX GROUP HOLDINGS, INC.
(Registrant)

By:	/s/ Dale Gerard
	Name:	Dale Gerard
	Title:	Senior Vice President

Date: September 30, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	APX Group Holdings, Inc. Presentation Materials dated September 30, 2015

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